Payden & Rygel Investment Group

           Supplement to Prospectus dated December 30, 1997

               Payden & Rygel Global Fixed Income Fund

The first paragraph of the disclosure concerning the Global Fixed Income Fund, which appears on pages 27 and 28 of the Prospectus, is replaced by the following:

     "The Global Fixed Income Fund seeks to realize a high level of total return consistent with preservation of capital. It invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investment in foreign currency contracts in order to hedge foreign currency exposure. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets are invested in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. Under normal circumstances, its average portfolio maturity will not exceed ten years, and under normal circumstances, the Fund invests primarily in debt securities that are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Adviser. In addition, if the rating of bonds of any country issuing or regulating securities or currencies in which a Fund has made an investment is lowered, so that two or more established rating agencies categorize the investment below investment grade, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so."

                 Payden & Rygel Global Short Bond Fund

The disclosure concerning the Global Short Bond fund, which appears on page 28 of the Prospectus, is replaced by the following:

     "The Global Short Bond Fund seeks to realize a high level of total return consistent with preservation of capital. It invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investment in foreign currency contracts in order to hedge foreign currency exposure. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets are invested in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. Under normal circumstances, its average portfolio maturity will not exceed three years, and under normal circumstances, the Fund invests primarily in debt securities that are considered "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by Standard & Poor's), or if unrated, are determined to be of comparable quality by the Adviser. In addition, if the rating of bonds of any country issuing or regulating securities or currencies in which the Fund has made an investment is lowered, so that two or more established rating agencies categorize the investment below high quality, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so."

                  Payden & Rygel Growth & Income Fund
              Payden & Rygel European Growth & Income Fund

As a result of changes in the tax laws, the holding period for common stocks in each of (a) the Growth & Income Fund, discussed on pages 24 and 25 of the Prospectus, and (b) the European Growth & Income Fund, discussed on page 28 of the Prospectus, has been changed from eighteen months to twelve months.


        The date of this Prospectus Supplement is July 24, 1998